117 STKP1
                      SUPPLEMENT DATED NOVEMBER 17, 1997
                             TO THE PROSPECTUS OF
                  FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND
                            DATED FEBRUARY 1, 1997

The prospectus is amended to replace the first two paragraphs and the second waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," with the following:

  Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge.

  Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge. They include:

  2. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions must be reinvested within 365 days of their payment date and generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the Fund.